September 5, 1996

Terence Dobson
Nether Cromlix
Auchenley Road
Dunblane
Scotland
FK159JF

Dear Terry:

I am pleased on behalf of Serologicals Corporation, (the "Corporation"), to offer you ("you" or the "Executive") employment with the Corporation (the "Employment") on the terms set forth herein (the "Offer").

1.  Position, Duties and Responsibilities.

     a. You shall serve as the Vice President, International Development, responsible for the duties outlined in the attached Job Description.

     b. You will devote all your business time and attention to the business and affairs of the Corporation consistent with your position with the Corporation. Nothing herein, however, shall preclude you from engaging in charitable and community affairs, or giving attention to your investments provided that such activities do not interfere with the performance of your duties and responsibilities enumerated herein. You will maintain directorship on the Bioscot, Ltd. board for a period of one (1) year from January 1, 1997 for no additional compensation.

     c. Except as otherwise specifically stated herein, you shall be subject to all of the requirements and provisions described in the Company's employee handbook, as it may be amended from time to time.

     d. Your Employment shall commence hereunder effective on or about January 1, 1997 (the "Effective Date") and continue for successive one (1) year periods, unless otherwise terminated pursuant to the provisions hereof.

2.  Compensation and Related Matters.

     a. Base Salary. You shall be paid a base salary (the "Base Salary") equal to $120,000 per year. The Base Salary shall be payable to you in the manner and on the date(s) on which the Corporation pays its other executives, but in no event less frequently than monthly.

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     b.  Incentive Compensation.  You shall be eligible to participate in such bonus and incentive compensation plans of the Corporation in which other officers of the Corporation are generally eligible to participate, as the Board or a Committee thereof shall determine from time to time in its sole discretion, subject to and in accordance with the terms and provisions of such plans.

     c. Employee Benefit Programs. You shall be eligible, subject to the satisfactory completion of a physical examination, to receive fringe benefits now provided or may hereinafter be provided by the Corporation to its executives.

As an employee of the Corporation, you will become eligible for participation in the Corporation benefits set forth below.

     -- Comprehensive medical/dental insurance, including Prescription Card Service

     --  Corporation paid life insurance (two times your annual salary)

     --  Serologicals Corporation's Employees' Retirement Plan - 401(k)

     --  Short-term Disability Insurance

     --  Long-term Disability Insurance

     --  Flexible Spending Account (Medical and Dependent Care)

     --  Employee Stock Purchase Plan

     d. Reimbursement of Expenses. It is contemplated that in connection with your Employment hereunder, hereunder, you may be required to incur business, entertainment and travel expenses. The Corporation agrees to promptly reimburse you in full for all reasonable out-of-pocket business, entertainment and other related expenses (including all expenses of travel and living expenses while away from home on business or at the request of, and in service of, the Corporation) incurred or expended by you incident to the performance of your duties hereunder; provided, that you properly account for such expenses in accordance with the policies and procedures established by the Board and applicable to the executives of the Corporation.

     e. Paid Time Off. You shall be entitled, in each calendar year of your Employment, to the number of paid vacation days determined by the Corporation from time to time to be appropriate for its executives, but in no event less than five (5) weeks in any such year during your Employment the term (pro rated, as necessary, for partial calendar years during your Employment the Term).
You may take your allotted vacation days at such times as are mutually convenient for the Corporation and you, consistent with the Corporation's vacation policy in effect with respect to its executives. Additionally, you shall also be entitled to sixteen (16) hours of personal time off and eighty
(80) hours of sick leave per calendar year (pro-rated, as necessary, for partial calendar years during the your EmploymentTerm). You shall also be entitled to all paid holidays given by the Corporation to its executives.
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     f.  Relocation.  The Corporation agrees to reimburse you for the following relocation expenses:

     -- Reimbursement on costs associated withcosts of the sale and purchase of residence within eighteen (18) months of the Effective Date, including without limitation realtor's. Realtor's fees, not more than one points, appraisals, etc. and other standard closing costs (including reasonable attorney's fees in connection with such closings.) There will be no reimbursement for loss of any equity on the sale of the Executive's current residence.

     -- Reimbursement of automobile rental/lease expense for six (6) months (expiring June 30, 1997), not to exceed $500/month.

     -- Reimbursement of temporary housing expense for six (6) months (expiring June 30, 1997), not to exceed $2,200/month.

     -- Full reimbursement of reasonable moving expenses, including the actual cost of packing, shipping, unpacking, and placing household goods and personal effects from one residence. Full value insurance protection.

     --  Temporary storage of household goods (not to exceed 90 days).

     -- Three (3) trips for spouse's travel to Atlanta for the purpose of house hunting.

     -- One-time relocation payment equal to two (2) weeks pay to help cover the cost of incidental moving expenses.

     -- One-time gross up payment to cover tax liability for payments made under this Agreement. Payment is made at year end.

3. Termination by the Company. Notwithstanding the foregoing, the Corporation may terminate your employment at any time. In the event of termination resulting from the elimination of your position, you shall be entitled to continue to receive your Base Salary for a nine (9) month period from effective date of termination. Under no other termination circumstances will you be eligible for any form of salary continuation.

4. Nondisclosure. You acknowledge and agree that, during your employment by the Corporation hereunder hereunder and during your prior employment with Bioscot, Ltd., you came or will come to have knowledge and information with respect to trade secrets or confidential or secret plans, projects, materials, business methods, operations, techniques, customers, employees, financial conditions, policies and accounts of the Corporation with respect to the business of the Corporation its successors or assigns or any of its affiliates. You agree that you will not at any time divulge, furnish or make accessible to anyone (other than in the regular course of your performance of services for the benefit of the Corporation, its successors or assigns) any knowledge or information with respect to such confidential or secret plans, secret projects, secret materials, the financial condition of the Corporation, its successors or assigns, or any of its affiliates, confidential business methods, operations, techniques, customers, customer lists, employees, policies or accounts or trade secrets, including, but not limited to, the identity of donors and donor lists of the Corporation, its successors or assigns or any of its affiliates. Notwithstanding the foregoing, confidential information described in the preceding sentences shall not include any information which (i) is known generally to the public (other than as a result of unauthorized disclosure by you), (ii) was available to you on a nonconfidential basis prior to its disclosure to you by the Corporation or (iii) is required to be disclosed pursuant to the valid order of a governmental agency or a judicial court of competent jurisdiction, in which case you shall give prompt written notice to the Corporation of such requirement so that the Corporation may take such action as it deems appropriate.
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5.  Non-Compete and Non-Solicitation.  As a material inducement to the
Corporation to enter into this letter, you agree that at all times during the term of your Employment hereunder and for a period of nine (9) months after the termination of your Employment, you will not, in any way, directly or indirectly, solicit, divert, or take away or attempt to solicit, divert, or take away customers, the business of, or any of the donors of the Corporation or its successors or assigns or any of its affiliates that dealt with the Corporation or its successors or assigns or any of its affiliates during your Employment.

You agree that during your Employment and for a period of nine (9) months after the termination for any reason of your Employment, you will not in a geographic area in which the Corporation or its successors or assigns or any of its affiliates were conducting business during the term of your Employment or at the date of termination thereof, directly, or indirectly through any means, including a business entity in which you have an ownership interest, request or induce any other employee of the Corporation or its affiliates or any donor to the Corporation or its affiliates to terminate their relationship with the Corporation or its affiliates and enter into a similar relationship with another business entity engaged in a business similar to the Corporation's.

6.  Miscellaneous.

     a. Governing Law. This letter letter is to be governed by and interpreted in accordance with the laws of the State of Georgia applicable to agreements made and to be performed within that State except as provided herein.

     b. No Attorney Provided. The Corporation advises you that it is not providing legal advice in connection with your acceptance and execution hereof and that, if you so elect, you should consult with an attorney prior to such execution.

     c. Affiliate. References to the "Corporation" hereunder shall include "affiliates" thereof, as such term is defined in Rule 405 under the Securities Act of 1933, as amended. The Corporation shall have the right to designate any of its affiliates as your employer hereunder Serologicals, Inc., Seramune, Inc., or any affiliate of the Corporation.

     d. Severability. If any provision of this letter Letter shall be determined to be invalid, illegal or unenforceable in whole or in part, all other provisions hereof shall remain in full force and effect to the fullest extent permitted by law.

     Please indicate your acceptance of this Offer Offer by signing in the space provided below.

                                        Very Truly yours,

                                        SEROLOGICALS CORPORATION

                                        By:  /s/Harold J. Tenoso, Ph.D.
                                             --------------------------
                                             Harold J. Tenoso, Ph.D.
                                     Title:  President/CEO

ACKNOWLEDGED AND AGREED
this __30th____ day of September, 1996.
_/s/ Terence Dobson//______
Terence Dobson

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

                                 JOB DESCRIPTION
                                     EXEMPT


                                                          DATE:  August 30, 1996


JOB TITLE:          VICE PRESIDENT, INTERNATIONAL DEVELOPMENT

DIVISION:           SEROLOGICALS, INC.

DEPARTMENT:         PRODUCT DEVELOPMENT

INCUMBENT:          TERENCE DOBSON

POSITION PURPOSE:
Manage the performance of Serologicals, Inc.'s product development division through effective strategic planning, communication, policy formation, delegation, and control.

ESSENTIAL JOB FUNCTIONS:

1. Assist President/CEO in developing and organizing the Corporation's product development function in conjunction with remainder of Corporation's business divisions.

2. Oversee and evaluate Corporation's product development operations to ensure compliance with state and federal regulations and standard operating procedures.

3. Assure Product Development department costs are in line with budget and financial projections.

4.  As required, provide management services to other departments and divisions.

5. Manage and evaluate the performance of the Product Development department staff.

6. Employee will Assist in maintaining the established Quality System under the ISO 9000 guidelines. The employee will also continue educating the departmental staff members on the Company's Quality System and will ensure that all operations in the department are within compliance.

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
                            POSITION:  VICE PRESIDENT, INTERNATIONAL DEVELOPMENT

ORGANIZATIONAL RELATIONSHIP:

                              __________
                              PRESIDENT
                              __________
                                  |
                                  |
                                  |
__________________________________|_____________________________________________
        |            |             |           |            |             |
        |            |             |           |            |             |
        |            |             |           |            |             |
   _____|_____  _____|_____  ______|____  _____|_____  _____|______  _____|_____
   VP, Finance      VP,          VP        VP, Sales       VP             VP
       and      Regulatory    Operations      and         Int'l      Healthcare
      Admin.      Affairs                  Marketing   Development     Services
   ___________  ___________  ___________  ___________  ____________  ___________



JOB SPECIFICATIONS:
1. Bachelors degree in a basic science (biology, chemistry, etc.). Experience in Company's products and services.
2. Comprehensive working knowledge of Company's industry, general knowledge of medical technology related to disease-state diagnosis and treatment.
3. Effective communications skills in dealing with peers, direct reports, customers, regulatory officials, and medical professionals.
4. Demonstrated proficiency in identifying problems, implementing solutions and motivating others to achieve established strategic goals. Strong customer service orientation and interpersonal understanding.

PHYSICAL REQUIREMENTS:
1.  Ability to travel via automobile and/or airplane.
2.  Ability to articulate clearly and conduct oral presentations.
3.  Occupational exposure to bloodborne pathogens.

I acknowledge by my signature below, that the duties listed on this job description represent those tasks falling within my immediate responsibility. I must inform my immediate supervisor and/or the Director, Human Resources, should I have a significant change in duties or responsibilities after signing this job description.

_/s/ Terence Dobson//_________________________     _9-30-96_________
Signature of Employee                              Date
/s/ Harold J. Tenoso, Ph.D.___________________     _9-27-96_________
Signature of Supervisor/Manager                    Date
/s/ Regina D. Bryant__________________________     _9-26-96_________
Signature of Director, Human Resources             Date


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